Short-Term and Long-Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Short-Term and Long-Term Debt
SHORT-TERM AND LONG-TERM DEBT

(in thousands of $)	2019	2018
U.S. dollar denominated floating rate debt
$315 Million Term Loan Facility	—	304,500
$250 Million Term Loan Facility	245,313	—
$50 million term loan under $100 Million Facility	49,342	—
Flex Rainbow Sale and Leaseback	147,657	155,530
Total U.S. dollar floating rate debt	442,312	460,030

U.S. dollar denominated fixed rate debt
Hyundai Glovis Sale and Charterback	294,263	—
Total U.S. dollar denominated fixed rate debt	294,263	—

U.S. dollar denominated revolving credit facilities
$270 Million Revolving Credit Facility	—	—
$50 million revolving tranche under $100 Million Facility	49,342	—
Total U.S. dollar denominated revolving credit facilities	49,342	—

Total debt	785,917	460,030

Less
Current portion of debt	36,259	23,625
Long-term portion of debt issuance costs	5,375	4,803
Long-term debt	744,283	431,602

$315 million Term Loan Facility
In December 2017, the Company, through three of its vessel owning subsidiaries, entered into a $315 million secured term loan facility (the "$315 Million Term Loan Facility") with a syndicate of banks to partially finance the first three vessels in our fleet, the Flex Endeavour, the Flex Enterprise, and the Flex Ranger, which served as collateral under the facility. In July 2019, the Company prepaid the total outstanding principal of $294.1 million under the facility. The outstanding principal under the tranche relating to the vessel Flex Ranger of $99.8 million was prepaid with the proceeds from the $100 Million Facility (detailed below). The outstanding principal on the tranches for Flex Endeavour and Flex Enterprise of $194.3 million in aggregate were prepaid using the proceeds from the Hyundai Glovis Sale and Charterback (detailed below). The prepayments were considered extinguishments, resulting in the write-off of remaining unamortized debt issuance costs of $3.4 million during the year.

Flex Rainbow Sale and Leaseback
In July 2018, the Company, through its wholly-owned subsidiary, Flex LNG Rainbow Ltd., which owned the Flex Rainbow, entered into a sale leaseback transaction (the "Flex Rainbow Sale and Leaseback"), for the vessel with a Hong Kong-based lessor for a lease period of 10 years. The gross sales price under the lease was $210 million, of which $52.5 million represented advance hire for the 10 years lease period. The agreement includes fixed price purchase options, whereby we have the option to re-purchase the vessel at or after the second anniversary of the agreement, and on each anniversary thereafter, until the end of the lease period. The bareboat rate payable under the lease has a fixed element, treated as principal repayment, and a variable element based on LIBOR plus a margin of 3.50% per annum calculated on the outstanding under the lease. The facility includes a covenant that requires us to provide additional security, by way of a deposit, as necessary to maintain the fair market value of the vessel at not less than a specified percentage of the principal amount outstanding under the lease. As of December 31, 2019, the net outstanding balance under the lease was $146.4 million (2018: $154.0 million).
$270 Million Revolving Credit Facility
In March 2017, in connection with the Company's acquisition of the shipbuilding contracts for the Flex Endeavour and the Flex Enterprise, the Company, through its wholly-owned subsidiary, Flex LNG Fleet Limited, entered into a $270 million revolving credit facility (the "$270 Million Revolving Credit Facility") with Sterna Finance Ltd., ("Sterna"), a company related to Geveran. In November 2019, the Company cancelled the $270 Million Revolving Credit Facility. The facility was undrawn at the time of cancellation.
$250 million Term Loan Facility
In April 2019, the Company, through two of its vessel owning subsidiaries, entered into a $250 million secured term loan facility (the "$250 Million Term Loan Facility") with a syndicate of banks for the part financing of the newbuildings Flex Constellation and Flex Courageous. The first $125 million tranche was drawn in June 2019 upon delivery of the Flex Constellation, and the remaining $125 million tranche was drawn in August 2019 upon delivery of the Flex Courageous. The facility has a term of five years from delivery of the last vessel, Flex Courageous, and bears interest at LIBOR plus a margin of 2.35% per annum. The facility contains a minimum value clause, and financial covenants that require the Company, on a consolidated basis, to maintain: a book equity ratio of minimum 0.25 to 1; a positive working capital; and minimum liquidity, including undrawn credit lines with a remaining term of at least six months, being the higher of $25 million and an amount equal to 5% of our total interest bearing debt net of any cash and cash equivalents. As of December 31, 2019, the net outstanding balance under the facility was $242.5 million (2018: $0.0 million).
$100 Million Facility
In July 2019, the Company, through one of its vessel owning subsidiaries, entered into a $100 million term loan and revolving credit facility (the "$100 Million Facility") with a syndicate of banks to refinance the vessel Flex Ranger. The new facility is divided into a $50 million term loan and a $50 million revolving credit facility. The full amount of $100 million was drawn on July 19, 2019, and the proceeds were used to prepay the outstanding balance of $99.8 million relating to the Flex Ranger under the existing $315 Million Term Loan Facility. The new facility has a term of five years and bears interest of LIBOR plus a margin of 2.25% per annum. The facility contains a minimum value clause, and financial covenants that require the Company, on a consolidated basis, to maintain: a book equity ratio of minimum 0.25 to 1; a positive working capital; and minimum liquidity, including undrawn credit lines with a remaining term of at least six months, being the higher of $25 million and an amount equal to 5% of our total interest bearing debt net of any cash and cash equivalents. In August 2019, the revolving tranche under the $100 Million Facility was prepaid in full, and in December 2019, the full amount of $49.3 million was drawn. As of December 31, 2019, the net outstanding balance under the facility was $98.5 million (2018: $0.0 million).
Hyundai Glovis Sale and Charterback
In April 2019, the Company, through two of its vessel owning subsidiaries, entered into sale and time charter agreements with Hyundai Glovis Co. Ltd. ("Hyundai Glovis") for the vessels Flex Endeavour and Flex Enterprise (the "Hyundai Glovis Sale and Charterback"). The transactions were executed at the end of July 2019, whereby the vessels were sold for a gross consideration of $210 million per vessel, with a net consideration of $150 million per vessel adjusted for a non-amortizing and non-interest bearing seller's credit of $60 million per vessel. The vessels have been chartered back on a time-charter basis to the vessel owning subsidiaries for a period of ten years. The agreements include fixed price purchase options, whereby the Company will have annual options to acquire the vessels during the term of the time-charters. The first option is exercisable on the third anniversary of closing of the transactions and the last option at expiry of the ten years charter periods. At the end of the ten years charter periods, Hyundai Glovis will have the right to sell the vessels back to the Company for a net consideration of $75 million per vessel, net of the $60 million seller's credit per vessel. As of December 31, 2019, the net outstanding balance under the lease was $291.5 million (2018: $0.0 million).